SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 1996


                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


        33-65057                                          22-3328188
(Commission File Number)                       (IRS Employer Identification No.)



                                  650 CIT Drive
                          Livingston, New Jersey 07039



              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (201) 740-5000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     On February 22, 1996 The CIT Group Securitization Corporation II (the "Company") sold $236,250,000 aggregate principal amount of Class A 5.40% Asset Backed Notes (the "Notes") and $13,750,000 aggregate principal amount of 5.85% Asset Backed Certificates (the "Certificates"). The Certificates have the benefit of certain funds deposited in a cash collateral account established pursuant to a Sale and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Sale and Servicing Agreement"). The Notes and Certificates were offered for sale to the public pursuant to a prospectus dated February 15, 1996 (the "Prospectus").

     The Certificates represent an ownership interest in the CIT RV Owner Trust 1996-A (the "Trust") and the Notes represent obligations of the Trust. The Trust was created, and the Certificates were issued, pursuant to a Trust Agreement annexed hereto as Exhibit 4.1 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture annexed hereto as Exhibit 4.2.

     The property of the Trust consists of a pool of simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $68,255,035 which was deposited in a Pre-Funding Account and $499,116 which was deposited in a Capitalized Interest Account. Amounts on deposit in the Pre-Funding Account will be used to purchase additional simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby and amounts on deposit in the Capitalized Interest Account will be used, to the extent necessary, to make payments of interest on the Notes and Certificates while funds remain on deposit in the Pre-Funding Account, all as described in the Prospectus.

     All of the Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as
Exhibit 10, and sold by the Company to the Trust pursuant to the Sale and Servicing Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


 Exhibit No.    Description
 -----------    -----------

     1 Underwriting Agreement among The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. and Salomon Brothers Inc on behalf of itself and as representative of the several underwriters dated August 15, 1996.

     4.1 Trust Agreement between The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee, dated as of February 1, 1996.

     4.2 Indenture between the CIT RV Owner Trust 1996-A and Harris Trust and Savings Bank, as Indenture Trustee, dated as of February 1, 1996.

     4.3 Sale and Servicing Agreement between The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. and the CIT RV Owner Trust 1996-A, dated as of February 1, 1996.

     10        Purchase Agreement between The CIT Group/Sales Financing, Inc.
               and The CIT Group Securitization Corporation II, dated as of February 1, 1996.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE CIT GROUP SECURITIZATION
                                        CORPORATION II


                                      By:    /s/ Frank Garcia
                                             -----------------------------
                                      Name:  Frank Garcia
                                      Title: Vice President



Dated:   March 6, 1996